Exhibit 32.1
(filed as Edgar Exhibit 99.3)




              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended September 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                        By:    /s/George W. Off
                               --------------------------
                        Name:  George W. Off
                        Title: Chairman of the Board, President
                               and Chief Executive Officer



                        By:    /s/W. Craig Burns
                               ---------------------------
                        Name:  W. Craig Burns
                        Title: Executive Vice President,
                               Chief Financial Officer
                               and Treasurer



Date: October 31, 2003



In accordance with clause (ii) of Item 601(b)(32), the above certification
(A) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or other wise subject to the liability of that section, and (B) shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company explicitly incorporates it by reference.